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                           BARR ROSENBERG SERIES TRUST

                  AXA Rosenberg U.S. Small Capitalization Fund
                        AXA Rosenberg U.S. Discovery Fund
                  AXA Rosenberg U.S. Large Capitalization Fund
                         AXA Rosenberg Enhanced 500 Fund
                     AXA Rosenberg International Equity Fund
              AXA Rosenberg International Small Capitalization Fund
                           AXA Rosenberg European Fund
                    AXA Rosenberg U.S. Long/Short Equity Fund
       AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
                   AXA Rosenberg Value Long/Short Equity Fund
                   AXA Rosenberg Global Long/Short Equity Fund


                        Supplement dated October 15, 2003
                                       to
                         Prospectus dated July 31, 2003


     This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     The Prospectus is hereby amended as follows:

                                PURCHASING SHARES

1. The second paragraph of the section entitled "Purchasing Shares" is hereby revised in its entirety to read as follows:

         "The U.S. Small Capitalization Fund was closed to new investors effective October 15, 2003. Existing shareholders (including participants in 401(k) plans) may continue to purchase additional shares and receive dividends and/or distributions in the form of additional shares of the Fund, and registered investment advisors who maintain investments in the Fund may continue to make contributions on behalf of their clients. In addition, certain other parties at our discretion may be permitted to purchase shares of the Fund.

         Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the U.S. Small Capitalization Fund unless such shareholders are also existing shareholders of the U.S. Small Capitalization Fund. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of all shares of the U.S. Small Capitalization Fund or the lifting of restrictions on different classes of investors and/or transactions."

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                                FEES AND EXPENSES
  AXA Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund - Investor
                                     Shares

2. The disclosure for "Dividend Expenses on Securities Sold Short" and "Remainder of Other Expenses" for Investor Shares in the table entitled "Operating Expenses" in the section entitled "Fees and Expenses - Annual Fund Operating Expenses (expenses that are deducted from Fund assets)" is revised to be 1.53% and 1.13%, respectively.

                    PERFORMANCE INFORMATION FOR THE ADVISER'S
                       OTHER LARGE CAPITALIZATION ACCOUNTS

3. The "Past One Year" return for the Russell 1000 Index in the table entitled "Average Annual Total Returns (For Periods Ending December 31, 2002)" in the section entitled "Performance Information for the Adviser's Other Large Capitalization Accounts" is revised to be -21.65%.


          Investors should retain this supplement for future reference.